                                                                    Exhibit 10.3

                         AMENDMENT TO LOAN AGREEMENT


         THIS AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of December 31, 1998 by and among CARROLS CORPORATION, a Delaware corporation (the "Borrower"); each of the Lenders which is or may from time to time become a party to the Loan Agreement (as defined below) (individually, a "Lender" and, collectively, the "Lenders"), HELLER FINANCIAL, INC., as Documentation Agent, NATIONSBANK, as Co-Agent, and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association, acting as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                   RECITALS

         A. The Borrower, the Lenders and the Agent executed and delivered that certain Loan Agreement dated as of May 12, 1997, as amended by instrument dated as of July 9, 1998. Said Loan Agreement, as amended, supplemented and restated, is herein called the "Loan Agreement." Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Loan Agreement.

         B. The Borrower, the Lenders and the Agent desire to amend the Loan Agreement in certain respects.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent do hereby agree as follows:

         SECTION 1.        Amendment to Loan Agreement.

          (a) Section 7.14 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  7.14 Borrower will cause Pollo Tropical to distribute its available cash flow to its shareholders (and will cause each Subsidiary of Pollo Tropical to distribute its available cash flow to its shareholders), ratably in accordance with their respective interests, on a quarterly basis beginning on March 31, 1999 (but subject to the provisions of Section 1(e) above), to the maximum extent legally permissible.


         (b) Section 9.1(o) of the Loan Agreement is hereby amended to l read in its entirety as follows:



                  (l) Pollo Tropical Assets and Merger - the Borrower shall fail to acquire all of the issued and outstanding equity interests of Pollo Tropical (and to cause the




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         merger of Pollo Tropical and each Subsidiary of Pollo Tropical into
         Borrower) by March 31, 1999 or the Borrower shall fail to create valid, perfected Liens upon the assets owned by Pollo Tropical and its Subsidiaries as of the date of such merger in favor of Agent securing the Obligations (to the maximum extent permissible under the present terms of the Senior Notes Documentation) by March 31, 1999.


         SECTION 2. Payment of Senior Notes and Required Additional Liens. The parties hereto acknowledge that the Senior Notes have been paid in full and, as a result, Borrower is obligated under the terms of the Loan Agreement to provide additional Liens to Agent securing the Obligations. Notwithstanding the foregoing, Lenders hereby agree that Borrower shall not be required to provided such additional Liens required by reason of the payment in full of the Senior Notes until March 31, 1999.

         SECTION 3. Ratification. Except as expressly amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Loan Agreement are hereby released, diminished or impaired, and the Borrower hereby reaffirms all covenants, representations and warranties in the Loan Agreement.

         SECTION 4. Expenses. The Borrower shall pay to the Agent all reasonable fees and expenses of its respective legal counsel (pursuant to Section 11.3 of the Loan Agreement) incurred in connection with the execution of this Amendment.

         SECTION 5. Certifications. The Borrower hereby certifies that (a) no material adverse change in the assets, liabilities, financial condition, business or affairs of the Borrower has occurred and (b) no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.

         SECTION 6. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of New York and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

           NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SECTION 26.02



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


         THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



                  REMAINDER OF PAGE LEFT BLANK INTENTIONALLY




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


         IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

                                   CARROLS CORPORATION,
                                   a Delaware corporation

                                   By:  /s/ Joseph A. Zirkman
                                        ------------------------
                                   Name:   Joseph A. Zirkman

                                   Title: Vice President & Secretary



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


                                                  CHASE BANK OF TEXAS, NATIONAL
                                                  ASSOCIATION, as Agent and as
                                                  a Lender

                                                  By:  /s/ Michael J. Costello
                                                       -----------------------
                                                  Name: Michael J. Costello
                                                  Title:  Vice President




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


                                                  HELLER FINANCIAL, INC.,
                                                  as Documentation Agent and as
                                                  a Lender

                                                  By: --------------------------
                                                  Name: ------------------------
                                                  Title: -----------------------



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


                                                  NATIONSBANK,
                                                  as Co-Agent and as a Lender

                                                  By:   /s/ William Tucker
                                                        ----------------------
                                                  Name:    William Tucker
                                                  Title: Senior Vice President





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


                                                  SUNTRUST BANK, ATLANTA

                                                  By:   /s/ J. Scott Deviney
                                                        ----------------------
                                                  Name:  J. Scott Deviney
                                                  Title: Banking Officer

                                                  By:   /s/ Charles J. Johnson
                                                        ----------------------
                                                  Name:  Charles J. Johnson
                                                  Title: Vice President

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



                                                  THE NORTHERN TRUST COMPANY

                                                  By: /s/ Arthur J. Fogel
                                                      ----------------------
                                                  Name: Arthur J. Fogel
                                                  Title: Vice President




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

                                                  COMERICA BANK

                                                 By:  /s/ David W. Shiney
                                                      ------------------------
                                                 Name:  David W. Shiney
                                                 Title: Assistant Vice President





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


                                                  BANK OF SCOTLAND

                                                  By:    /s/ Tom Colwell
                                                       -------------------------
                                                  Name: Tom Colwell
                                                  Title: Vice President




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


                                                  PNC BANK, NATIONAL
                                                  ASSOCIATION

                                                  By: --------------------------
                                                  Name: ------------------------
                                                  Title: -----------------------




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


         The undersigned hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to the Loan Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Lender would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm.
Code '26.02 set forth above.

                                              CARROLS REALTY HOLDINGS CORP.,
                                              a Delaware corporation

                                              By:   /s/ Joseph A. Zirkman
                                                    -----------------------
                                              Name:  Joseph A. Zirkman
                                              Title: Vice President & Secretary



                                              CARROLS HOLDINGS CORPORATION,
                                              a Delaware corporation

                                              By:   /s/ Joseph A. Zirkman
                                                    -----------------------
                                              Name:  Joseph A. Zirkman
                                              Title: Vice President & Secretary



                                              CARROLS REALTY HOLDINGS CORP.,
                                              a Delaware corporation

                                              By:   /s/ Joseph A. Zirkman
                                                    -----------------------
                                              Name:  Joseph A. Zirkman
                                              Title: Vice President & Secretary





                                              CARROLS REALTY I CORP., a
                                              Delaware corporation

                                              By:   /s/ Joseph A. Zirkman
                                                    -----------------------
                                              Name:  Joseph A. Zirkman
                                              Title: Vice President & Secretary




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